UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CURE Pharmaceutical Holding Corp.
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1620 Beacon Place

Oxnard, California 93033

(805) 824-0410

www.curepharmaceutical.com

2017 PROXY STATEMENT AND
NOTICE OF SPECIAL MEETING

Wednesday, December 27, 2017	12:00 P.M. (Pacific Standard Time)

CURE PHARMACEUTICAL HOLDING CORP.

1620 Beacon Place

Oxnard, California 93033

(805) 824-0410

NOTICE OF SPECIFIC MEETING OF STOCKHOLDERS

To Be Held on December 27, 2017

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of CURE Pharmaceutical Holding Corp. (the “Company”) will be held on December 27, 2017 at 12:00 P.M. (Pacific Standard time) at the Company’s corporate office, located at 1620 Beacon Place, Oxnard, CA 93033, for the following purposes, all of which are discussed in greater detail in the accompanying proxy statement:

1.	To approve the CURE Pharmaceutical Holding Corp.’s 2017 Equity Incentive Plan.

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.	To select in a non-binding advisory vote the frequency of future advisory votes to approve the compensation of the Company’s named executive officer.

4.	To approve the selection of the independent auditor.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those stockholders of record as of the close of business on December 6, 2017, the record date for the Special Meeting, will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

To make it easier for you to vote, both Internet, fax, e-mail, and mail voting, as well as in person voting, are available. The instructions in the proxy materials, the proxy card describe how to use these convenient services.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile, email or over the Internet as instructed in the proxy statement. Any stockholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

BY ORDER OF THE BOARD OF DIRECTORS,

Rob Davidson
December 11, 2017	Chief Executive Officer

Important notice regarding the availability of proxy materials for a Special Meeting of Stockholders to be held on December 27, 2017: The Company’s proxy statement is available electronically at www.curepharmaceutical.com and www.proxyvote.com.

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 PROXY SUMMARY

This summary highlights certain information contained elsewhere in the accompanying proxy statement, but does not contain all of the information you should consider before voting your shares. For more complete information regarding the proposals to be voted upon at the Special Meeting of Stockholders, please review the entire proxy. Unless the context indicates otherwise, we use the terms “Company”, “CURE” and “our” in this summary to refer to CURE Pharmaceutical Holding Corp.

Shareholders of record at the close of business on December 6, 2017 are entitled to notice of and to vote at the meeting. On December 6, 2017, the Company had outstanding 23,901,252 shares of $0.001 par value common stock entitled to one vote per share.

A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Every shareholder of record shall have the right at every shareholder's meeting to one (1) vote for every share standing in his/her name on the books of the Company, and the affirmative vote of a majority of the shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

Special Meeting

Date:	December 27, 2017
Time:	12:00 P.M. (Pacific Standard Time)
Location:	1620 Beacon Place, Oxnard, CA 93033
Record Date:	Holders of our common stock at the close of business on December 6, 2017

Voting Matters

	Proposals	Required Approval	Board of Directors Recommendation
1.	Approval of the CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan	Majority of Votes Cast	FOR
2.	Advisory vote to approve executive compensation	Majority of Votes Cast	FOR
3.	Advisory vote on the frequency of future advisory votes to approve executive compensation	Majority of Votes Cast	EVERY THREE YEARS
4.	Ratification of selection of independent auditor	Majority of Votes Cast	FOR

Proposal #1. Approval of the CURE Pharmaceutical Holding Corp.

2017 Equity Incentive Plan

We are asking our shareholders to approve the CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan (the “2017 Plan”), which provides for the future issuance of up to 5,000,000 shares (consisting of authorized but unissued or reacquired shares of the Company’s common stock or any combination thereof). The purpose of the 2017 Plan is to advance the interests of the Company or any Parent Corporation, Subsidiary Corporation or Affiliate (the “Participating Company Group”) and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for awards in the form of options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards.

On December 6, 2017, the Company’s board of directors (the “Board”) approved the 2017 Plan, subject to approval by shareholders at the Special Meeting. A copy of the 2017 Plan is attached as Exhibit A to this proxy statement, which is incorporated herein by reference. Awards may be granted only to the Company’s employees, consultants and directors.

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Proposal #2: Advisory Vote to Approve Executive Compensation

As required by SEC rules, shareholders are asked to approve, on an advisory, non-binding basis, the fiscal 2017 compensation awarded to the Company’s named executive officers as described in the Executive Compensation section of this proxy statement. The company currently holds advisory votes to approve executive compensation annually, and is also holding an advisory vote on the frequency of future advisory votes to approve executive officer compensation at the Special Meeting.

The Company’s executive compensation program is designed to attract, reward and retain talented executives to lead the company in a highly competitive market, while maximizing shareholder returns. The Company believes that its compensation program, which ties a significant portion of pay to performance, provides competitive compensation to its executives and utilizes components that align the interests of those executives with shareholders. The Company believes this approach helps make its management team a key driver in the company’s market leadership and financial performance.

The Company’s shareholders are asked to approve the following resolution at the meeting:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed pursuant to SEC rules, including the Compensation Discussion and Analysis, the compensation tables and related materials included in this proxy statement.

While this vote is advisory and non-binding on the company, the Board of Directors will review the voting results and consider shareholder concerns in their continuing evaluation of the Company’s compensation program.

The Board recommend a vote FOR this proposal.

Proposal #3: Advisory Vote on Frequency of Future Advisory Vote

to Approve Executive Compensation

As required by SEC rules, we are asking shareholders to vote, on an advisory, non-binding basis, on how frequently we should present to shareholders an advisory vote to approve executive compensation. SEC rules require the Company to submit to a shareholder vote at least once every six years whether advisory votes on executive compensation should be presented every one, two or three years.

After considering the frequency alternatives and the views of shareholders on this matter, the Board believes that conducting an advisory vote to approve executive compensation every three years is appropriate for the Company and its shareholders at this time because it allows shareholders to provide occasional feedback on our executive compensation program.

While this vote is advisory and non-binding on the Company and the Board of Directors will consider the outcome of the vote, among other factors, when making future decisions regarding the frequency of advisory votes to approve executive compensation.

The Board recommend a vote EVERY THREE YEARS on the frequency for future advisory votes to approve executive compensation.

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Proposal #4. Ratification of Selection of Independent Auditor

The Board of Directors has selected the public accounting firm of RBSM LLP as the company’s independent auditor for the current fiscal year ending December 31, 2017. RBSM LLP has served as the company’s independent auditor since July 20, 2016. The Board has directed that management submit the selection of RBSM LLP as the company’s fiscal 2018 independent auditors for ratification by the shareholders at the Special Meeting.

Shareholder ratification of the selection of RBSM LLP as the company’s independent auditor is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of RBSM LLP for ratification because they value shareholders’ views on the company’s independent auditor. If shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders. The Board considers each year which independent auditing firm should be engaged for the audit of the Company’s financial statements, considering the qualifications and independence of the proposed firm. The Board also reviews the fees proposed for both audit and non-audit work by the independent auditor.

The Board recommend a vote FOR this proposal.

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1620 Beacon Place

Oxnard, California 93033

(805) 824-0410

www.curepharmaceutical.com

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share, of CURE Pharmaceutical Holding Corp. (“CURE,” “the Company,” “we,” “our,” and “us”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at a Special Meeting of Stockholders (the “Special Meeting”) to be held on December 27, 2017 at 12:00 P.M. (Pacific Standard Time) and at any postponement or adjournment thereof. The Special Meeting will be held at Company’s corporate office, located at 1620 Beacon Place, Oxnard, CA 93033. You will be able to attend the Special Meeting and vote in the following ways:

•	in-person;

•	online by visiting http://www.vstocktransfer.com/proxy;

•	by mailing your proxy card with the return envelope that will be addressed to: 18 Lafayette Place, Woodmere, NY 11598;

•	by fax to (646) 536-3179; and

•	by e-mail to vote@vstocktransfer.com.

ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

What is the purpose of the Special Meeting?

The following matters will be presented for stockholder consideration and voting at the Special Meeting:

•	approval of the CURE Pharmaceutical Holding Corp.’s 2017 Equity Incentive Plan;

•	an advisory vote on the compensation of our named executive officers;

•	an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers;

•	the ratification of RBSM, LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

•	such other business as may properly come before the meeting or any adjournment thereof.

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Who is entitled to vote?

Only our stockholders of record at the close of business on the record date for the meeting, December 6, 2017, are entitled to vote at the Special Meeting. On the record date, we had 23,901,252 shares of common stock issued and outstanding.

Can I access the proxy materials electronically?

Yes. This Proxy Statement are available online at www.curepharmaceutical.com and on the SEC website.

How can I attend the Special Meeting?

Stockholders may attend the Special Meeting in-person at the Company’s corporate offices, located at 1620 Beacon Place, Oxnard, CA 93033. While all stockholders will be permitted to attend the Special Meeting, only stockholders of record and beneficial owners as of the close of business on the record date, December 6, 2017, may vote and ask questions during the Special Meeting. Stockholders must return a proxy by one of the methods described on the proxy card or attend the Special Meeting in person in order to vote on the proposals.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Special Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Special Meeting and a printed set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Special Meeting and the voting instruction form you received.

How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Special Meeting or you may vote during the Special Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Special Meeting, you have four ways to vote:

•	Online by visiting http://www.vstocktransfer.com/proxy;

•	By mailing your proxy card with the return envelope that will be addressed to 18 Lafayette Place, Woodmere, NY 11598;

•	By fax to (646) 536-3179; and

•	By e-mail to vote@vstocktransfer.com.

Please note that Internet, fax and e-mail proxy voting will close at 8:59 p.m. (Pacific Standard time) on December 26, 2017. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Special Meeting.

Voting by beneficial owners of shares held in “street name”. If your shares are held in the name of a broker, bank, or other nominee (that is, your shares are held in “street name”), you should receive separate instructions from the record holder of your shares describing how to vote.

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How are proxies voted?

All shares represented by valid proxies received prior to the Special Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by fax or by e-mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not join and vote at the Special Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered ‘‘routine’’ or ‘‘non-routine’’?

The ratification of the appointment of RBSM, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 4) is considered a “routine” matter. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this routine matter, and no broker non-votes are expected in connection with this proposal.

The approval of the CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan (Proposal No. 1), the approval of the compensation of our named executive officers (Proposal No. 2), and the frequency of future advisory votes on named executive officer compensation (Proposal No. 3) are considered “non-routine” matters. Accordingly, a broker may not vote on these proposals without instructions from its customer and broker non-votes may occur with respect to these proposals.

Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting. Stockholders who have voted by proxy over the Internet, by fax or by e-mail or have executed and returned a proxy and who then attend the Special Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Special Meeting at 1620 Beacon Place, Oxnard, CA 93033. Stockholders may also revoke their proxy by entering a new vote over the Internet, by fax, or by e-mail.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Special Meeting will be entitled to one vote, virtually or by proxy, for each share of stock entitled to vote held by such stockholder on the record date December 6, 2017. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Special Meeting and will be counted for quorum purposes. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

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What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote:

•	“FOR” approval of the CURE Pharmaceutical Holding Corp.’s 2017 Equity Incentive Plan (Proposal No. 1);

•	“FOR” approval of the resolution regarding compensation of our named executive officers (Proposal No. 2);

•	“EVERY THREE YEARS” with respect to the frequency of future advisory votes on named executive officer compensation (Proposal No. 3); and

•	“FOR” the ratification of the appointment of RBSM, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 4).

What vote is required to approve each Proposal?

All proposals require the affirmative vote of a majority of votes cast. You may vote for, against or abstain from voting for these proposals. Proposals No. 2 and No. 3, however, are merely advisory and are not binding on the Company or the Board. Despite the fact that Proposals No. 2 and No. 3 are not binding, the Board will take the voting results of the proposals under advisement when making future decisions regarding the Company’s executive compensation program and the frequency of future advisory votes on named executive officer compensation.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Special Meeting, but will not be considered votes cast for voting purposes and thus will have no effect on any of the proposals to be presented at the Special Meeting.

Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results at the Special Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Who is CURE?

CURE Pharmaceutical Holding Corp. (the “Company”) was incorporated in the State of Nevada on May 15, 2014. The Company was formerly named Makkanotti Group Corp. and was formed to engage in the business of manufacturing food paper bags in Nicosia, Cyprus.

On November 7, 2016, the board of directors and the majority stockholder of the then outstanding shares of registrant’s common stock executed a written consent to change registrant’s name from Makkanotti Group Corp. to CURE Pharmaceutical Holdings Corp. The Certificate of Amendment to Articles of Incorporation was filed with the State of Nevada on November 30, 2016.

Further, on November 7, 2016, the registrant, in a reverse take-over transaction, acquired a specialty pharmaceutical and bioscience company based in California that specializes in drug delivery technologies, by executing a Share Exchange Agreement and Conversion Agreement by and among the registrant and a holder of a majority of the issued and outstanding capital stock of the registrant prior to the closing, on the one hand, and Cure Pharmaceutical Corporation, a California corporation (“Cure Pharmaceutical”), all of the shareholders of Cure Pharmaceutical’s issued and outstanding share capital and the holders of certain convertible promissory notes of Cure Pharmaceutical, on the other hand.

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CURE Pharmaceutical Corporation

Our wholly owned subsidiary and operating business, Cure Pharmaceutical, located in Oxnard, California was originally incorporated in July 2011 as a developer of advanced oral thin film (“OTF”) for the delivery of nutraceutical, Over-The-Counter (“OTC”) and prescription products for human and veterinary markets. We utilize drug delivery technologies to develop and commercialize new applications of proven therapeutics through our CureFilm™ technology, as well as through sublingual and transdermal applications. Our exclusive micro encapsulation of drug actives allows for a higher volume of an active and if required, multiple actives to be produced on a single OTF strip. We expect this technology will allow us to produce a broad spectrum of pharmaceutical, OTC and nutraceutical products.

We are currently focused on partnering with pharmaceutical and biotech companies seeking to deliver drug actives utilizing and benefitting from our proprietary CureFilm™, sublingual and transdermal applications and when preferable to take our own products from clinical process to commercialization. We manufacture our products in our Current Good Manufacturing Practice (“cGMP”) and U.S. Food and Drug Administration (“FDA”) registered manufacturing facility.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Directors

Set forth below is biographical information for each Company director, including a brief listing of principal occupations for at least the past five years and other major affiliations. The following descriptions also outline the specific experience, qualifications, attributes and skills that qualifies each person to serve on the Board of Directors.

Robert Davidson. Robert Davidson has served as the Chairman of the Board and Chief Executive Officer of Cure Pharmaceutical since July 2011. Prior to his role at Cure Pharmaceutical, Mr. Davidson served as President and Chief Executive Officer of InnoZen Inc., Chief Executive Officer of Gel Tech LLC, Chief Executive Officer of Bio delivery Technologies Inc., and Director of HealthSport Inc. Mr. Davidson was responsible for the development of several drug delivery technologies and commercial brand extensions. He has worked with brands such as Chloraseptic™, Suppress™, as well as Pediastrip™, a private label electrolyte oral thin film sold in major drug store chains. Mr. Davidson is also considered an industry expert leader in OTF technology. Mr. Davidson received his B.S. degree with a concentration in Biological Life Sciences from the University of the State of New York, Excelsior College. He has a Masters Certificate in Applied Project Management from Villanova University, Masters of Public Health from American Military University, Virginia and a Masters in Health and Wellness from Liberty University, Virginia. Mr. Davidson is also a Certified Performance Enhancement Specialist and Fitness Nutrition Specialist through the National Academy of Sports Medicine and attended Post-Graduate Studies at the University of Cambridge. Mr. Davidson’s experience as our Chief Executive Officer and Chairman, and his extensive knowledge of OTF and drug delivery technologies qualifies him to serve on our Board.

William Yuan. William Yuan was most recently Chairman and CEO of Fortress Hill Holdings, an Asian-based investment banking firm. With 23 years in global finance experience, he has served as a key strategist and advisor to international institutions. U.S. companies advised by Mr. Yuan include Amgen Corp., Biogen, GE Capital, Warner Brothers Studios, and Fox News. He has also guided such leading Asian institutions as Sina.com, Shanghai Petrochemicals, Jinlia Pharmaceutical and Tsingtao Beer Corp. In 1995, Mr. Yuan led Merrill Lynch Asset Management Asia, and managed one of the largest pension/retirement funds in the world, with a $488 billion portfolio under his leadership. Simultaneously, he was chairman and portfolio manager of the $1.2 billion AmerAsia Hedge Fund. In 1993, he was the founder and managing director of the Corporate Institutional Services Group at Merrill Lynch Asset Management. Prior to that, Mr. Yuan served as a senior-vice president and co-manager at Morgan Stanley Smith Barney's Portfolio Management Corporation with dual functions as co-head of the Capital Markets Derivative team, and Chairman of the Technology Investment Management and Executive Policy Committee. He began his finance career at Goldman Sachs in 1983 as an investment banker in Mergers & Acquisitions. Mr. Yuan is a member of the International Who’s Who of Finance, Technology, Media and Telecom. Mr. Yuan holds a Bachelor of Science degree in Economics from Cornell University and attended Harvard University's John F. Kennedy School as a Mason Fellow. Mr. Yuan’s extensive finance, investment banking and corporate strategy background as well as his experience advising large pharmaceutical companies such as Amgen, Biogen and Jinlia Pharmaceutical qualify him to serve on our Board.

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Charles Berman. Most recently a former shareholder of the international law firm of Greenberg Traurig, Charles Berman has focused his practice in patent work for more than 40 years. His clients included both major corporations and smaller companies, which he represents within the U.S. and internationally. He has a degree in electrical engineering and a law degree from the University of Witwatersrand in Johannesburg, where he also started his legal career, concentrating in patent work. In 1978 Berman joined Lyon & Lyon's Los Angeles office as an associate, and then was a partner in other national law firms including Merchant & Gould of Minnesota. He is admitted to practice before the US Patent and Trademark Office, the U.S. District Court, Central District of California and the US Supreme Court. From 1996-2000, he served as president, secretary and treasurer of the Los Angeles Intellectual Property Law Association (“LAIPLA”), and has represented LAIPLA and the California State Bar Intellectual Property Section before the U.S. Bar/European Patent Office- Liaison Council and the U.S. Bar/Japanese Patent Office- Liaison Council since 1990. Berman also has been a member of the Editorial Board of Managing Intellectual Property magazine since 1992. A board member of the American Intellectual Property Association from 1995 to 1998, he was a founding fellow of the AIPLA and served as Chair of the Fellows. Mr. Berman’s extensive work experience as a patent attorney providing legal services to major corporations and smaller companies, both within the U.S. and internationally, qualifies him to serve on our Board

Alan Einstein. Dr. Alan Einstein, grandson to famed Albert Einstein, has been practicing medicine since 1996. His educational history includes a Bachelors of Science undergraduate degree in Physical Chemistry from The University of Florida. Subsequently, he earned his medical degree from The College of Osteopathic Medicine and Surgery in Des Moines, Iowa, in 1992. Subsequently, Dr. Einstein completed his Internship and Residency training at The Johns Hopkins University School of Medicine/Sinai Hospital program in Internal Medicine, in Baltimore, MD in 1995, where he was recognized as, “The Outstanding Senior Resident of the Year.” Dr. Einstein is also involved in medical research utilizing Umbilical Cord Blood stem cells, with a particular interest in Parkinson’s disease. Dr. Einstein also assisted Senator David Shafer in the writing and passage of Georgia’s first and only Cord Blood stem cell bill. Furthermore, in July 2006, Georgia’s Governor Sonny Perdue appointed Dr. Einstein to the, “Commission for Newborn Umbilical Cord Blood Research and Medical Treatment.” He emphasizes health and preventative care to allow individuals to achieve their maximum potential. He has numerous areas of medical expertise including cardiovascular diseases, diabetes, thyroid and hormone metabolism disorders. He emphasizes returning adults to a normal hormonal state, yet via a more natural route. Furthermore, Dr. Einstein is a thought leader in the area of metabolic syndrome and its role in weight gain and overall health and longevity. He has presented to his medical peers at numerous medical institutions and conferences around the country, and has been featured on Video Health Magazine and Diabetes News Stand. Dr. Einstein prides himself in individualized and unrushed medical care. He takes detailed histories and performs thorough physical examinations while paying attention to detail.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure. The Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board retains the discretion to determine, at any time, whether to combine or separate the positions as it deems to be in the best interests of the Company and its stockholders. The roles of the Chairman of the Board and Chief Executive Officer are currently performed by the same individual. The Board believes this leadership structure improves the ability of the Board to exercise its oversight role over management and ensures a significant role for directors in the leadership of the Company.

Role of the Board in Risk Oversight.  The Board of Directors believes that risk management is an important part of establishing, updating and executing on our business strategy. The Board has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company, and focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. The Board receives regular reports from members of the Company’s senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While the Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

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Code of Ethics

We have a Code of Ethics as defined in Item 406 of Regulation S-K, which code applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. All directors, officers, and other employees, including the Chief Executive Officer and the Chief Financial Officer, are expected to be familiar with the Code of Ethics and to adhere to the principles and procedures set forth therein. The Code of Ethics forms the foundation of a comprehensive program that requires compliance with all corporate policies and procedures and seeks to foster an open relationship among colleagues that contributes to good business conduct and an abiding belief in the integrity of our employees. Our policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business.

Directors, officers, and other employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The full text of the Code of Ethics is available on our website at www.curepharmaceutical.com. We intend to satisfy the disclosure requirements of Form 8-K regarding any amendment to, or a waiver from, any provision of our Code of Ethics by posting such amendment or waiver on our website.

Corporate Governance Guidelines

The Guidelines are designed to help ensure effective corporate governance and cover topics including, but not limited to, board composition and selection, director qualification standards, retirement policy, director responsibilities, selection of the lead director, executive sessions of non-management directors, communications from stockholders to the Board, Board committees, director orientation and continuing education, director compensation, management succession, annual evaluations of the Board and its committees, and public interactions. The Guidelines are reviewed by the Board and revised when appropriate. The full text of the Guidelines is available on our website at www.curepharamceutical.com.

Director Compensation

During 2016, there was neither compensation paid to nor equity granted to our directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Currently the shareholders who owns 10% or more of the Company’s common stock are The Branstetter Group and Climate Change Investigation, Innovation and Investment Company, LLC.

Based solely on a review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the year ended December 31, 2016, the Company’s officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table provides information as of December 6, 2017, concerning beneficial ownership of our capital stock held by (1) each of our directors, (2) each of our named executive officers, (3) all of our current directors and executive officers as a group, and (4) each group, person or entity known by us to beneficially own more than 5% of any class of our voting securities. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Percentages are calculated based on 23,901,252 shares of our common stock outstanding as of December 6, 2017.

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The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest. Except as otherwise noted, the persons and entities listed in the table below have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o CURE Pharmaceutical Holding Corp., 1620 Beacon Place, Oxnard, CA 93033.

Named Executives Officers and Directors (1)	Number of Shares Beneficially Owned (2)	Percent of Class (3)

Robert Davidson (4)	657,624	2.75%
Edward Maliski	471,131	2.00%
Wayne Nasby	522,619	2.19%
Mark Udell	442,632	1.85%
William Yuan	-	-
Charles Berman	-	-
Alan Einstein	-	-

All Executive Officers and Directors as a group (7 person)	2,094,006	8.76%

5% Shareholders
The Branstetter Group (5)	2,754,626	11.52%
Climate Change Investigation, Innovation and Investment Company, LLC (6)	3,000,000	12.55%

__________________

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: 1620 Beacon Place, Oxnard, California 93035.
(2)

Beneficial ownership is determined in accordance with the rules of the Commission generally includes voting or investment power with respect to securities. Under the rules of the Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares a power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. In accordance with Commission rules, shares of Common Stock that may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, we believe the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Common Stock indicated as beneficially owned by them.

(3)

In determining percentage of outstanding, we included shares issued and outstanding, shares obligated to be issued and the securities identified (if consisting of derivative securities) as if issued. As of December,6, 2017, we had 23,901,252 shares of common stock.

(4)

535,469 of these shares are held by Robert Davidson as an individual and 122,155 of the shares are held in the name of Ronick, Inc. Robert Davidson is a director of Ronick, Inc. and may be deemed to have dispositive and voting power over such shares.

(5)	The address for this shareholder is 271 North Sepulveda, California 90266.
(6)	The address for this shareholder is 12 San Rafael Avenue, Belvedere, California 94920.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Board of Directors has adopted a written policy regarding the review and approval of any related party transaction required to be disclosed under SEC rules. The Board of Directors is responsible for the review and approval of transactions covered by the policy. As provided in the policy, in reviewing the proposed transaction, the Board will consider all relevant facts and circumstances, including without limitation the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related party’s direct or indirect interest, and the actual or apparent conflict of interest of the related party.

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The Board will not approve or ratify a related party transaction unless it will have determined that, upon consideration of all relevant information, the proposed transaction is in, or not inconsistent with, the best interests of the Company and its shareholders. Except as noted below, there were no commercial transactions between related parties and the Company that required disclosure in this Proxy Statement.

The Board has reviewed and approved of each of the following transactions, which are the only transactions occurring since the beginning of fiscal year 2016, or that are currently proposed, (i) in which the Company was or is to be a participant, (ii) where the amount involved exceeds $120,000, and (iii) in which the Company’s executive officers, directors, principal stockholders and other related parties had a direct or indirect material interest:

•	As of March 31, 2016, Anna Ioannou has advanced us $4,032, which is not a part of Loan Agreement. Anna Ioannou has verbally agreed to loan this amount to the Company. The loan is not interest bearing, without any profit and has no set maturity date, and the Company intends to repay the loan as cash flow becomes available. Ms. Ioannou will not be repaid from the proceeds of this offering. There is no due date for the repayment of the funds advanced by Ms. Ioannou. Ms. Ioannou will be repaid from revenues of operations if and when we generate significant revenues to pay the obligation. There is no assurance that we will ever generate revenues from our operations. The obligation to Ms. Ioannou does not bear interest. There is a written agreement evidencing the advancement of funds by Ms. Ioannou. Ms. Ioannou if necessary, will loan funds to the Company to complete the registration process.

•	At December 31, 2016, one of our executive officers, Robert Davidson, had $10,992 due to him and is included in accounts payable. At December 31, 2015, two of our executive officers, Robert Davidson and Mark Udell, had $50,772 and $12,377, respectively, due to them and are included in accounts payable.

INFORMATION REGARDING THE EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is biographical information with respect to each current executive officer of the Company. In addition to the executive officers listed below, Mr. Davidson, who serves as a Chairman of the Company, is Chief Executive Officer of the Company. Biographical information regarding Mr. Davidson is available above under “Information Regarding the Board and its Committees.”

Edward Maliski, age 68. Dr. Edward Maliski has served as President and Chief Scientific Officer of the Company since July 2011. Dr. Maliski is an accomplished research scientist with 30 years of experience in the development of pharmaceutical and biotechnology products. As an executive leader and strategist, Dr. Maliski contributed his expertise in project management and chemical research to facilitate the transfer of new discoveries into pharmaceutical products for the Sterling Winthrop Research Institute, Glaxo Research Institute, Merck & Co., and Amgen Inc. Additionally, Dr. Maliski has worked with several successful start-up companies.

Wayne Nasby, age 55. Wayne Nasby has served as the Chief Operating Officer and director of Cure Pharmaceutical since July 2011. He has over 30 years of experience in the healthcare industry and has been recognized by industry and regulatory leaders for his proven track record in cGMP pharmaceutical regulatory compliance and innovation. Prior to Cure Pharmaceutical, Mr. Nasby served as the Vice President of Operations at InnoZen, Inc. He also served in various management positions at Amgen Inc. within quality assurance, supply chain, and corporate project management. During his twenty year tenure at Amgen, Inc., Mr. Nasby also established and directed distribution of pharmaceutical products to Asia, Australia, Europe and Puerto Rico.

Mark Udell, age 40. Mark Udell has served as the Chief Financial Officer, Treasurer and Secretary of Cure Pharmaceutical since July 2011. He is a Certified Public Accountant with over 17 years of experience in finance and accounting. Prior to Cure Pharmaceutical, Udell served as InnoZen, Inc.’s Chief Accounting Officer and Controller. He has also held the position as Auditing Manager at Green Hasson & Janks, LLP in Los Angeles. Mr. Udell received his B.A. in Business Economics with a concentration in accounting from the University of California, Santa Barbara.

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PROPOSAL NO. 1 — APPROVAL OF CURE PHARMACEUTICAL HOLDING CORP.’S

2017 EQUITY INCENTIVE PLAN

Background of the CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan

The Board of Directors has adopted CURE Pharmaceutical Holding Corp.’s 2017 Equity Incentive Plan (the “2017 Plan”), which is designed to promote the long-term success of the Company and the creation of stockholder value by (i) encouraging officers, employees, directors and individuals performing services for the Company or its subsidiaries as consultants or independent contractors to focus on critical long-range objectives, (ii) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications, and (iii) linking officers, employees, directors, consultants and independent contractors directly to stockholder interests through ownership of the Company.

The 2017 Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), stock appreciate rights, restricted stock purchase rights, restricted stock bonus, restricted stock units, performance shares, performance units, cash based awards, and other stock based awards (collectively “Awards”). Awards will be available for grant to certain eligible persons which, in the case of incentive stock options, are employees of the Company, and in the case of all other types of Awards, include any consultant or other independent contractor and non-employee directors who provide services to the Company (collectively, “Participants”).

Introduction

The purpose of the 2017 Plan is to advance the interests of the Participating Company (meaning the Company or any Parent Corporation, Subsidiary Corporation or Affiliates) and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company and by motivating such persons to contribute to the growth and profitability of the Participating Company. The 2017 Plan seeks to achieve this purpose by providing for Awards.

General

On December 6, 2017, the Board of Directors unanimously approved the 2017 Plan subject to stockholder approval of the 2017 Plan.

The 2017 Plan is intended to promote the long-term interests of the Company and its stockholders by providing a broad based group of employees, directors and consultants with equity-based incentives and rewards to encourage them to enter into and continue in the employ of the Company. The equity-based incentives and rewards provided under the 2017 Plan also give recipients a proprietary interest in the long-term success of the Company, thereby aligning their interests with those of our stockholders.

The 2017 Plan is also intended to permit the grant of performance-based compensation within the meaning of Section 162(m) of the Code, which generally limits the annual deduction that a company may take for compensation of its covered officers, which generally consist of its principal executive officer and three other most highly compensated executive officers (other than its principal financial officer) who are serving at the end of the year to $1 million. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. Among these requirements is a requirement that the material terms pursuant to which the performance-based compensation is to be paid be disclosed to and approved by the Company’s stockholders. Accordingly, if the 2017 Plan is approved by our stockholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, qualified performance-based compensation paid to covered officers pursuant to the 2017 Plan will not fail to be deductible due to the operation of Section 162(m).

A copy of the 2017 Plan is attached as Exhibit A to this Proxy Statement. The following description of the material terms of the 2017 Plan is qualified in its entirety by the complete text of the 2017 Plan.

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Description of Principal Features of the 2017 Plan

Types of Awards. Grants under the 2017 Plan may be made in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units and other cash or stock-based awards.

Number of Authorized Shares. If approved by our stockholders, the 2017 Plan will authorize awards in respect of an aggregate of 5,000,000 shares of our common stock. Of the 5,000,000 shares authorized under the 2017 Plan, no more than 5,000,000 shares will be available for grants of “full-value” awards, meaning awards other than stock options, SARs or other awards for which the recipient pays the exercise price. If an award under the 2017 Plan is canceled, forfeited, terminates or is settled in cash, the shares related to that award will not be treated as having been delivered under the 2017 Plan. For purposes of determining the number of shares available for grant as incentive stock options, only shares that are subject to an award that expires or is cancelled, forfeited or settled in cash shall be treated as not having been issued under the 2017 Plan.

Maximum Grants under the 2017 Plan. For purposes of Section 162(m) of the Code, the maximum (i) number of our shares with respect to which stock options or SARs may be granted to any participant in any fiscal year is 500,000 shares, (ii) number of our shares of restricted stock that may be granted to any participant in any fiscal year is 500,000 shares, (iii) number of our shares with respect to which RSUs may be granted to any participant in any fiscal year is 500,000 shares, (iv) number of our shares with respect to which performance shares may be granted to any participant in any fiscal year is 500,000 shares, (v) amount of compensation that may be paid with respect to performance units or other cash or stock-based awards awarded to any participant in any fiscal year is $1,000,000 or a number of shares having a fair market value not in excess of that amount and (vi) dividend or dividend equivalent that may be paid to any one participant in any one fiscal year is $1,000,000.

Administration. The 2017 Plan shall be administered by the Committee, as defined below. All questions of interpretation of the 2017 Plan, of any award agreement or of any other form of agreement or other document employed by the Company in the administration of the 2017 Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company. For purposes of the 2017 Plan, “Committee” shall mean the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the 2017 Plan and having such powers in each instance as shall be specified by the Board, and if, at any time, there is no committee of the Board then authorized or properly constituted to administer the 2017 Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

Effective Date and Duration. The 2017 Plan will become effective if it is approved by our stockholders at the Special Meeting, and will authorize the granting of awards for up to ten years. The 2017 Plan will remain in effect with respect to outstanding awards until no awards remain outstanding.

Amendment and Termination. The Committee may amend, suspend or terminate the 2017 Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of common stock that may be issued under the 2017 Plan (except by operation of the provisions of Sections 4.2, 4.3 and 4.4 of the 2017 Plan), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the 2017 Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the 2017 Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the 2017 Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the 2017 Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the 2017 Plan or such Award Agreement to any present or future law, regulation or rule applicable to the 2017 Plan, including, but not limited to, Section 409A of the Code.

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Change in Capitalization. In the event of any equity restructuring, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares of our common stock that may be delivered under the 2017 Plan, (ii) in the individual annual limitations on each type of award under the 2017 Plan and (iii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results and other terms and conditions of outstanding awards, in the case of (i), (ii) and (iii) to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its sole discretion, cause an equitable adjustment as described in the foregoing sentence to be made, to prevent dilution or enlargement of rights.

Repricing. Without the affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of common stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof.

Eligibility and Participation. Eligible participants include all employees, directors and consultants of the Company and our subsidiaries, as determined by the Committee. However, eligibility shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

Termination of Employment or Service. Each award agreement will set forth the participant’s rights with respect to the award following termination of employment with or service to the Company.

Change in Control. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Committee may provide for any one or more of the following: a) accelerated vesting, b) the surviving’s corporation’s assumption or continue that Company’s rights and obligations under each or any Award, or c) cash out of outstanding stock based awards.

Transferability. Awards generally will be non-transferable except upon the death of a participant, although the Committee may permit a participant to transfer awards (for example, to family members or trusts for family members) subject to such conditions as the Committee may establish.

Deferrals. The Committee may permit the deferral of vesting or settlement of an award and may authorize crediting of dividends or interest or their equivalents in connection with any such deferral. Any such deferral and crediting will be subject to the terms and conditions established by the Committee and any terms and conditions of the plan or arrangement under which the deferral is made.

Types of Awards

The following is a general description of the types of awards that may be granted under the 2017 Plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the Committee, subject to the limitations contained in the 2017 Plan.

Stock Options. The Committee may grant incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”) or a combination thereof under the 2017 Plan. The exercise price for each such award will be at least equal to 100% of the fair market value of a share of common stock on the date of grant (110% of fair market value in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). Options will expire at such times and will have such other terms and conditions as the Committee may determine at the time of grant; provided, however, that no option may be exercisable later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). The exercise price of options granted under the 2017 Plan may be paid in cash, by tendering previously acquired shares of common stock having a fair market value equal to the exercise price, through broker-assisted cashless exercise or any other means permitted by the Committee consistent with applicable law or by a combination of any of the permitted methods. The Committee may also award dividend equivalent payments in connection with a stock option.

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Stock Appreciation Rights. SARs granted under the 2017 Plan may be in the form of freestanding SARs (SARs granted independently of any option), tandem SARs (SARS granted in connection with a related option) or a combination thereof. The grant price of a freestanding SAR will be equal to the fair market value of a share of common stock on the date of grant. The grant price of a tandem SAR will be equal to the exercise price of the related option. Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth in the SAR award agreement. Tandem SARs may be exercised only with respect to the shares of common stock for which its related option is exercisable. Upon exercise of a SAR, a participant will receive the product of the excess of the fair market value of a share of common stock on the date of exercise over the grant price multiplied by the number of shares with respect to which the SAR is exercised. Payment upon SAR exercise may be in cash, in shares of common stock of equivalent value, or in some combination of cash and shares, as determined by the Committee. The Committee may also award dividend equivalent payments in connection with SARs.

Restricted Stock. The Committee will be authorized to award restricted stock under the 2017 Plan. Restricted Stock is an award that is non-transferable and subject to a substantial risk of forfeiture until vesting conditions, which can be related to continued service or other conditions established by the Committee, are satisfied. Prior to vesting, holders of restricted stock may receive dividends and voting rights. If the vesting conditions are not satisfied, the participant forfeits the shares. Restricted stock may be granted in the form of either Restricted Stock Bonus or a Restricted Stock Purchase Right.

Restricted Stock Units. The Committee will be authorized to award Restricted Stock Units (“RSUs”) under the 2017 Plan. RSUs represent a right to receive a share of common stock, an equivalent amount of cash, or a combination of shares and cash, as the Committee may determine, if vesting conditions are satisfied. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a RSU, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the RSU. RSUs may contain vesting conditions based on continued service or other conditions established by the Committee. The Committee may also award dividend equivalent payments in connection with such awards.

Performance Awards. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of the Company’s common stock on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. Performance Units are awards that entitle a participant to receive shares of common stock, cash or a combination of shares and cash if certain performance conditions are satisfied. The amount received depends upon the value of the performance units and the number of performance units earned, each of which is determined by the Committee. The Committee may also award dividend equivalent payments in connection with such awards. Performance shares may contain vesting conditions based on attainment of performance goals established by the Committee in addition to service conditions.

Other Cash and Stock-Based Awards. Other cash and stock-based awards are awards other than those described above, the terms and conditions of which are determined by the Committee. These awards may include, without limitation, the grant of shares of our common stock based on attainment of performance goals established by the Committee, the payment of shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of shares in lieu of cash under an incentive or bonus program. Payment under or settlement of any such awards will be made in such manner and at such times as the Committee may determine.

Dividend Equivalents. Dividend equivalents granted to participants will represent a right to receive payments equivalent to dividends with respect to a specified number of shares.

Performance Goals

The Committee will have the discretion to designate any award under the 2017 Plan as a performance compensation award (a “Performance Award”). While awards in the form of stock options and SARs are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may treat certain other awards under the 2017 Plan as “performance-based compensation” and thus preserve deductibility by the Company for federal income tax purposes of such awards which are made to individuals who are “covered employees” as defined in Section 162(m) of the Code.

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Each Performance Award will be payable only upon achievement over a specified performance period of a pre-established objective performance goal established by the Committee for such period. The Committee may designate one or more performance criteria for purposes of establishing a performance goal with respect to Performance Compensation Awards made under the 2017 Plan. Performance goals will be chosen from among the following performance measures: revenues; sales; expenses; operating income; gross margin; operating margin, ear before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expenses; completion of an identified special project; and completion of a joint venture or other corporate transaction. The targeted level or levels of performance with respect to such performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events, including, for example, events affecting us or our financial statements or changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2017 Plan. With respect to any awards intended to qualify as performance-based compensation under section 162(m) of the Code, any such adjustments shall be specified at such times and in such manner as will not cause such awards to fail to so qualify.

Certain U.S. Federal Income Tax Consequences

Set forth below is a discussion of certain United States federal income tax consequences with respect to certain awards that may be granted pursuant to the 2017 Plan. The following discussion is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2017 Plan.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an Incentive Stock Option ("ISO"). If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) the Company will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “Disqualifying Disposition”), the participant generally would include in ordinary income in the year of the Disqualifying Disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, the Company would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as a nonqualified stock option (“NQSO”) as discussed below.

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Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant’s basis in such shares. The participant’s basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

Stock Appreciation Rights. In general, the grant of a SAR will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of a SAR, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at such time in the same amount.

Restricted Stock. In general, a participant will not recognize any income upon the grant of restricted stock, unless the participant elects under Section 83(b) of the Code, within thirty days after such grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares.

Restricted Stock Units and Other Awards. Restricted stock units and other awards granted under the 2017 Plan are generally not subject to tax at the time of the award but are subject to ordinary income tax at the time of payment, whether paid in cash or shares of our common stock. With respect to such awards, we generally will be allowed a tax deduction for the amount included in the taxable income of the participant in the taxable year of inclusion.

Vote Required

Approval of the CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the Special Meeting. Properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder’s instructions.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 1 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Special Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, the Summary Compensation Table and the other related tables and disclosures.”

As part of our compensation philosophy and the structure of our compensation programs, in order to meet the objectives of our compensation programs, the Company seeks to design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay, stockholder interests and Company performance.

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Vote Required

Approval of the resolution regarding the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast at the Special Meeting. This vote is merely advisory and will not be binding upon the Company, the Board or the Compensation Committee, nor will it create or imply any change in the fiduciary duties of the Board or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this important matter.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO
APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Act, we request that our stockholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a stockholder advisory vote to approve the compensation of our named executive officers, similar to Proposal No. 2 above. By voting on this proposal, stockholders may indicate whether they would prefer that we provide for such a stockholder advisory vote at future stockholder meetings every year, every two years or every three years.

After careful consideration, the Board determined that providing a stockholder advisory vote to approve the compensation of our named executive officers every three years is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board determined that advisory vote every three years on named executive officer compensation will allow stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement on a less frequent but timely and consistent basis.

Our stockholders will have the opportunity to specify one of four choices for this proposal: (1) every year, (2) every two years, (3) every three years or (4) abstain. Stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes on executive compensation. If none of the frequency options receives majority support, the option receiving the greatest number of votes cast will be considered the frequency recommended by our stockholders.

Vote Required

Approval of a specific frequency of future advisory votes regarding the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast at the Special Meeting. This vote is merely advisory and will not be binding upon the Company, the Board or the Compensation Committee, nor will it create or imply any change in the fiduciary duties of the Board or the Compensation Committee. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this important matter.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR A FREQUENCY OF “EVERY THREE YEARS” WITH RESPECT TO PROPOSAL NO. 3.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR “EVERY THREE YEARS” WITH RESPECT TO PROPOSAL NO. 3 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 4 — RATIFICATION OF RBSM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

The Board appointed RBSM, LLP (“RBSM”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Special Meeting. Stockholders are asked to ratify the appointment of RBSM at the Special Meeting.

Accounting Fees and Services

The following table sets forth the aggregate fees paid by us to RBSM for professional services rendered in connection with the audit of the Company’s consolidated financial statements for years ended December 31, 2016 and 2015.

Fee Category	2016	2015
Audit fees	$85,510	$15,000
Audit-related fees	-	-
Tax fees	3,000	-
Other fees	-	-
Total Fees	$88,510	$15,000

Audit fees. Audit fees represent fees for professional services performed by RBSM LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-related fees. We did not incur any other fees for services performed by RBSM LLP, other than the services covered in "Audit Fees" for the fiscal years ended December 31, 2016 or 2015.

Tax Fees. Tax fees represent fees for professional services performed by RBSM LLP for the corporate tax preparation for the Federal and State.

Other fees. RBSM LLP did not receive any other fees during for the fiscal years ended December 31, 2016 or 2015.

The Board of Directors selects the Company’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Company. The Board also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the Company’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the Board considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

RBSM LLP will not be in attendance at the Special Meeting.

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Vote Required

Approval of the ratification of the appointment of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes cast at the Special Meeting. If the appointment of RBSM is ratified, the Board of Directors, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Conversely, if stockholders fail to ratify the appointment, the Board will reconsider the appointment.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 4 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded or paid to our named executive officers for services rendered in all capacities during the last fiscal year. For fiscal 2016, our named executive officers were: (i) Robert Davidson, Chairman of the Board and Chief Executive Officer; (ii) Edward Maliski, President and Chief Scientific Officer; (iii) Wayne Nasby, Chief Operating Officer; (iv) Mark Udell, Chief Financial Officer, Treasurer and Secretary; (v) Jessica Rousset, Chief Business Officer; (vi) Michael Hlavsa, former President, Chief Executive Officer, and Treasurer (resigned on November 7, 2016); and (vii) Anna Ioannou, former President, Chief Executive Officer and Treasurer (resigned on June 28, 2016).

Name & Principal Position	Fiscal Year Ended December 31,	Salary ($)	Total ($)

Robert Davidson (1)	2016	118,333	118,333
Chief Executive Officer and Chairman	2015	-	-

Edward Maliski (1)	2016	37,500	37,500
President, Chief Scientific Officer	2015	-	-

Wayne Nasby (1)	2016	104,792	104,792
Chief Operating Officer	2015	3,125	3,125

Mark Udell	2016	102,305	102,305
Chief Financial Officer, Treasurer and Secretary	2015	75,000	75,000

Jessica Rousset	2016	-	-
Chief Business Officer	2015	-	-

Michael Hlavsa (2)	2016	-	-
	2015	-	-

Anna Ioannou (3)	2016	-	-
	2015	-	-

_________________

(1)

This does not include convertible promissory notes issued to such executive in connection with accrued payroll as described in “Certain Relationships and Related Transactions” under Item 2.01 “Completion of Acquisition or Disposition of Assets” in the Form 8-K filed December 13, 2016.

(2)	Michael Hlavsa resigned as the Company’s president, chief executive and treasurer on November 7, 2016.
(3)	Anna Ioannou resigned as the Company’s president, chief executive and treasurer on June 28, 2016.

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Outstanding Equity Awards At Fiscal Year-End

There were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our named executive officers as of December 31, 2016.

Employment Agreements

None

Potential Payments Upon Termination or Change-in-Control

As of December 31, 2016, we had no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the registrant or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the Annual Meeting of stockholders, and who wish to have those proposals included in the Company’s proxy statement for such meeting, must be certain that those proposals are received by the Corporate Secretary, Mark Udell, at 1620 Beacon Place, Oxnard, California 93033, no later than March 31, 2018.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s Secretary (MUdell@CurePharmaceutical.com). Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that it determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the Special Meeting. Management is not aware of any business that may properly come before the Special Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

Robert Davidson
Oxnard, California	Chief Executive Officer
December 11, 2017

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EXHIBIT A

CURE PHARMACEUTICAL HOLDING CORP.

2017 EQUITY INCENTIVE PLAN

-i-

TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

-iii-

CURE Pharmaceutical Holding Corp.

2017 Equity Incentive Plan

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan (the “Plan”) is hereby established effective as of _________, 2017, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan will continue in effect until its termination by the Committee; provided, however, that all Awards must be granted, if at all, within ten (10) years from the Effective Date.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

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(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

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(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means CURE Pharmaceutical Holding Corp., a Nevada corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who, with respect to a Performance Award, is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n) “Director” means a member of the Board.

(o) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

3

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y) “Nonemployee Director” means a Director who is not an Employee.

(z) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb) “Officer” means any person designated by the Board as an officer of the Company.

4

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ee) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg) “Participant” means any eligible person who has been granted one or more Awards.

(hh) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(jj) “Performance Award” means an Award of Performance Shares or Performance Units.

(kk) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

5

(pp) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(rr) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(ss) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(uu) “Rule 16b‑3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(vv) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(ww) “Section 162(m)” means Section 162(m) of the Code.

(xx) “Section 409A” means Section 409A of the Code.

(yy) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(zz) “Securities Act” means the Securities Act of 1933, as amended.

(aaa) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

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(bbb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ccc) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ddd) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ggg) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

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3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine whether an Award granted to a Covered Employee shall be intended to result in Performance-Based Compensation;

(d) to determine the Fair Market Value of shares of Stock or other property;

(e) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(f) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(g) to approve one or more forms of Award Agreement;

(h) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(i)  to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(j)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

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3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) ”issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.4.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to five million (5,000,000) shares, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of any Award shall not again be available for issuance under the Plan.

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4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. Eligibility, Participation and Award Limitations.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 5,000,000 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

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(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4 Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.3, no Covered Employee shall be granted within any fiscal year of the Company one or more share-denominated Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than 500,000 shares or one or more cash-dominated Awards intended to qualify for treatment as Performance-Based Compensation which could result in such Covered Employee receiving more than $1,000,000 or equivalent value in shares for each full fiscal year of the Company contained in the Performance Period for such Award.

5.5 Nonemployee Director Award Limit. No Nonemployee Director shall be granted within any fiscal year of the Company one or more Nonemployee Director Awards pursuant to the Plan which in the aggregate are for more than one hundred thousand (100,000) shares of Stock, subject to adjustment as provided in Section 4.4.

6. Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

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6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

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(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

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7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

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8. Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

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9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

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10.  Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.[1] Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee:

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1 FASB Update 2015-01. Effective years beginning after 12/15/2015, concept of “extraordinary item” eliminated and replaced by exclusion from “income from continuing operations” of “unusual or infrequently occurring items.”

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 (i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project; and

 (xxix) completion of a joint venture or other corporate transaction.

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(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

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10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

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11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

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11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. Standard Forms of Award Agreement.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. Change in Control.

13.1 Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

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(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14. Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

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15. Compliance with Section 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)  Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

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(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii)  The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

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(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.  Tax Withholding.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

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16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.  AMENDMENT, SUSPENSION or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3 and 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. Miscellaneous Provisions.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a)  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

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18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8  Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Nevada, without regard to its conflict of law rules.

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IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the CURE Pharmaceutical Holding Corp. 2017 Equity Incentive Plan as duly adopted by the Board on October 9, 2017.

/s/
[____], Secretary

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PLAN HISTORY AND NOTES TO COMPANY2

________, 2017	Board adopts Plan with a reserve of 5,000,000 shares (subject to adjustments as provided by the Plan), subject to approval by the stockholders of the Company.
_______, 2017	Plan approved by the stockholders of the Company.
_______, 2017	Initial Form S-8 registration statement filed.

IMPORTANT NOTE - IRC 162(m) 5 year reapproval of performance goals:

Because the Committee may change the targets under performance goals, Section 162(m) requires stockholder reapproval of the material terms of performance goals no later than the annual meeting in the 5th year following the year in which the public company stockholders initially approved such material terms. See Treas. Reg. 1.162-27(e)(4)(vi).

________________

2These notes are for the Company’s information. They are not part of the Plan and should not be publicly filed.

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CURE PHARMACEUTICAL HOLDING CORP.

2017 EQUITY INCENTIVE PLAN

PROXY CARD

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on December 26, 2017.

CONTROL #

VOTE BY FAX

Mark, sign and date your consent and fax it to 646-536-3179.

VOTE BY MAIL

Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

If you would like to vote in person, please attend the Special Meeting to be held on December 27, 2017 at 12:00 p.m. PST.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders - Cure Pharmaceutical Holding Corp.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 4, AND "3 YEARS" FOR PROPOSAL 3.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date ____________________ **Signature** ____________________ **Signature, if held jointly** ____________________

To change the address on your account, please check the box at right and indicate your new addres ☐

* SPECIMEN * AC:ACCT9999 90.00

CURE PHARMACEUTICAL HOLDING CORP.

Special Meeting of Stockholders

December 27, 2017

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held on December 27, 2017

The Company’s proxy statement is available electronically at

www.curepharameutical.com and www.proxyvote.com.

CURE PHARMACEUTICAL HOLDING CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ___________ with full power of substitution, as proxy to represent and vote all shares of common stock, par value $0.001 per share, of CURE Pharmaceutical Holding Corp. (“CURE,” the “Company,” “we,” “our,” and “us”) beginning on December ____, 2017 in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the Special Meeting of Stockholders (the “Special Meeting”) to be held on December 27, 2017 at 12:00 P.M. (Pacific Standard Time) and at any postponement of adjournment thereof. The Special Meeting will be held at the Company’s corporate officer, located at 1620 Beacon Place, Oxnard, CA 93033.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the approval of the CURE Pharmaceutical Holing Corp.’s 2017 Equity Incentive Plan, FOR the approval of the resolution regarding compensation of our named executive officers, “THREE YEARS” with respect to the frequency of future advisory votes on named executive officer compensation, “FOR” the ratification of the appointment of RBSM, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Special Meeting of Stockholders on December 27, 2017 at 12:00 p.m. (PST). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)